                                                (File Nos. 2-67052 and 811-3023)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
     [   ]     Preliminary Proxy Statement
     [ X ]     Definitive Proxy Statement
     [   ]     Definitive Additional Materials
     [   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
               240.14a-12

                                FORUM FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                        BOARD OF DIRECTORS OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [   ]     $125 per Exchange Act rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
               6(i)(2), or Item 22(a)(2) of Schedule 14A
     [   ]     $500 per each party to the controversy pursuant to Exchange Act
               Rule 14a-6(i)(3)
     [   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11

               1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

               2)   Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                    ------------------------------------------------------------
               4)   Proposed maximum aggregate value of transaction:

                    ------------------------------------------------------------

               5)   Total fee paid:

                    ------------------------------------------------------------

     [ X ]     Check box if any part of the fee is offset as provided by
               Exchange Act Rule   0-11(a)(2) and identify the filing for which
               the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:
                    $125.00

               2)   Form, Schedule or Registration Statement No.:
                    Schedule 14A

               3)   Filing Party:
                    Board of Directors of Forum Funds, Inc.

               4)   Date Filed:
                    October 25, 1995

                                FORUM FUNDS, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                                November 13, 1995


Dear Shareholder:

     We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders of Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Daily Assets Treasury Fund, Payson Balanced Fund and Payson Value Fund (each a "Fund" and, collectively, the "Funds"), series of Forum Funds, Inc. (the "Company"), to be held on December 6, 1995. The Proxy Statement contains four proposals. Some of the proposals may not affect your Fund. Please take the time to read these materials and cast your vote, as the proposals to be voted on are important to the affected Funds and to you as a shareholder.

REORGANIZATION OF THE COMPANY AS A DELAWARE BUSINESS TRUST
ALL FUNDS

     In Proposal 1, the Board of Directors (the "Board") asks that shareholders of all Funds approve the reorganization of the Company from a Maryland corporation, the Company's present corporate form, to a Delaware business trust. This reorganization will allow the Company to enjoy certain advantages afforded under Delaware law. As detailed in the Proxy Statement, the Board believes that reorganization as a Delaware business trust will provide the Company more flexibility in managing the operations of the Funds -- both in managing day to day operations and in adapting to meet future opportunities -- without materially affecting the economic interests of shareholders. As part of the reorganization, the attached "Agreement and Plan of Reorganization" is being submitted for shareholder approval.

AUTHORIZATION TO CONVERT TO CORE AND GATEWAY-Registered Trademark- FUND
STRUCTURE
ALL FUNDS, EXCEPT DAILY ASSETS TREASURY FUND

     In Proposal 2, the Board seeks shareholder approval of the adoption of a new investment policy with respect to Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund and Payson Value Fund that would allow each of these Funds to convert to the Core and Gateway-Registered Trademark- fund structure upon action by the Board of Directors and notice to shareholders. The Core and Gateway fund structure, commonly known as a master-feeder fund structure, is an arrangement whereby one or more investment companies or other collective investment vehicles ("Gateways") that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This structure allows several funds with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in a single portfolio instead of managing them separately, thereby achieving certain economies of scale. At present the Board has not considered any specific proposal and has no current intention to authorize investment by any of these Funds in a Core Portfolios. The Board will authorize investing a Fund's assets in a Core Portfolio only if it first determines that doing so is in the best interests of such Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. Upon approval of this Proposal, no subsequent action by the shareholders of a Fund would be necessary to convert the Fund to a Core and Gateway fund structure.

CONVERSION TO A CORE AND GATEWAY FUND STRUCTURE
DAILY ASSETS TREASURY FUND

     In Proposal 3, the Board seeks shareholder approval of the adoption of a new investment policy with respect to Daily Assets Treasury Fund that would permit the Fund to convert to a Core and Gateway fund structure, commonly known as a master-feeder fund structure, which is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies. This structure allows several funds with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in a single portfolio instead of managing them separately, thereby achieving certain
economies of scale.   If Proposal 3 is approved, the Fund will convert to a Core and Gateway fund structure by investing all of the assets of the Fund in a Core Portfolio, the Daily Assets Treasury Portfolio (the "Treasury Portfolio"), of
Core Trust (Delaware) ("Core Trust").   The Board believes that conversion of
the Fund to a Core and Gateway fund structure and investment in the Treasury Portfolio will benefit shareholders of the Fund by permitting the Fund to realize certain economies of scale and to reduce certain contractual fees payable by the Fund for certain investment advisory and administrative services. The methods of operation and shareholder services of Daily Assets Treasury Fund would not be materially affected by its investment in the Treasury Portfolio, except that the assets of the Fund may be managed as part of a larger pool.
The Fund would hold an interest in the Treasury Portfolio issued by Core Trust, and the Treasury Portfolio would directly invest in individual securities of other issuers. Daily Assets Treasury Fund would otherwise continue its normal operation. The Board would retain the right to redeem the Fund's interest in the Treasury Portfolio at any time.

TREASURY PORTFOLIO INVESTMENT ADVISER
DAILY ASSETS TREASURY FUND

     In Proposal 4, the Board seeks approval of an Investment Advisory Agreement (the "proposed Agreement") among the Treasury Portfolio, Linden Asset Management, Inc. ("Linden") and Forum Advisors, Inc. ("Forum Advisors"). Forum is currently the sole investment adviser to Daily Assets Treasury Fund and the Treasury Portfolio. Subject to the general control of the Board of Core Trust, if Proposal 4 is approved Linden will be co-investment adviser to the Treasury Portfolio and will, along with Forum Advisors, make investment decisions for, and monitor and manage the investments of, the Treasury Portfolio. Pursuant to the Proposed Agreement, Forum Advisors (and not Core Trust) will pay Linden a fee for its investment advisory services to the Treasury Portfolio. That compensation will not increase the amount paid by Core Trust to Forum Advisors (or indirectly by the Fund as sole shareholder of Treasury Portfolio) pursuant to Forum Advisors' investment advisory agreements with the Company or Core Trust. If Proposal 4 is approved, but Proposal 3 is not, then Proposal 4 will not be implemented.

                                      * * *

     THE BOARD SEEKS AND RECOMMENDS APPROVAL OF EACH PROPOSAL THAT APPLIES TO YOUR FUND. THE BOARD URGES YOU TO COMPLETE YOUR PROXY CARD AND RETURN IT AS SOON AS POSSIBLE.

     We appreciate your participation and prompt response to this matter and thank you for your continued support.



                                        Yours sincerely,


                                        /s/ John Y. Keffer

                                        John Y. Keffer
                                        CHAIRMAN

                                FORUM FUNDS, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                          ____________________________

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 1995

                          ____________________________

TO THE SHAREHOLDERS:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Daily Assets Treasury Fund, Payson Balanced Fund and Payson Value Fund (each a "Fund" and, collectively, the "Funds"), the seven series of Forum Funds, Inc. (the "Company"), will be held at the offices of Forum Financial Services, Inc., the Company's manager and distributor, at Two Portland Square, Portland, Maine 04101, on Wednesday, December 6, 1995 at 9:00 a.m., for the following purposes:


1. Approval of the reorganization of the Company from a Maryland corporation to a Delaware business trust under the name Forum Funds and the subsequent dissolution of the Company;

2. Approval of a fundamental investment limitation for each Fund, excluding Daily Assets Treasury Fund, regarding investment of all of the Fund's assets in a single, pooled investment fund;

3. Approval of (i) a fundamental investment limitation for Daily Assets Treasury Fund regarding investment of all of the Fund's assets in a single, pooled investment fund and (ii) the conversion of the Daily Assets Treasury Fund to a Core and Gateway-Registered Trademark-structure by permitting Daily Assets Treasury Fund to invest all of its assets in the Daily Assets Treasury Portfolio of Core Trust (Delaware), a pooled investment fund;


4. Approval of an Investment Advisory Agreement between Linden Asset Management, Inc., Forum Advisors, Inc. and Core Trust (Delaware) with respect to the portfolio of Core Trust (Delaware) in which the assets of Daily Assets Treasury Fund would be invested if Proposal 3 is approved; and

5. To transact such other business as may properly come before the meeting.

Each Proposal is discussed more fully in the accompanying Proxy Statement



You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any of the Funds at the close of business on October 27, 1995. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                   By order of the Board of Directors,

                                   /s/ David I. Goldstein

                                   David I. Goldstein
                                   Secretary
Portland, Maine
November 13, 1995

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                FORUM FUNDS, INC.

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            ________________________

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 1995
                            ________________________


VOTING INFORMATION


This is a Proxy Statement for Forum Funds, Inc. (the "Company"), an investment company that currently has seven series of shares outstanding: Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Daily Assets Treasury Fund, Payson Balanced Fund and Payson Value Fund (each a "Fund" and, collectively, the "Funds"). This Proxy Statement is being furnished to the shareholders of the Funds in connection with the Board of Directors' (the "Board") solicitation of proxies to be voted at the special meeting of the shareholders of the Funds to be held on December 6, 1995 or any adjournment or adjournments thereof (the "Meeting"). This Notice of Meeting, Proxy Statement, and proxy card will first be mailed to shareholders on or about November 3, 1995.


The table on the next page summarizes the proposals about which shareholders are being asked to vote (each a "Proposal" and collectively the "Proposals") and indicates which shareholders are entitled to vote on each Proposal. PROPOSAL 1 is the only Proposal that relates to all Funds, and all shareholders will vote together on this Proposal. PROPOSAL 2 relates to each Fund, except Daily Assets Treasury Fund, and shareholders of such Funds will vote separately on this Proposal. Thus, if Proposal 2 is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the Proposal will be implemented for the Fund whose shareholders approved the Proposal and will not be implemented for the Fund whose shareholders did not approve the Proposal. PROPOSAL 3 AND PROPOSAL 4 relate only to Daily Assets Treasury Fund, and only shareholders of Daily Assets Treasury Fund will vote on these Proposals. Proposal 4, if approved, may be implemented by the Company if and only if Proposal 3 is approved and is implemented by the Company. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of shares.


The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote thereon. The approval of Proposal 2 for each Fund requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The approval of Proposal 3 and Proposal 4 with respect to Daily Assets Treasury Fund requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as defined in the 1940 Act. As defined by the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (i) 67% of the respective Fund's shares present at a meeting of shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (ii) more than 50% of the respective Fund's outstanding shares.

PROPOSAL    BRIEF DESCRIPTION OF PROPOSAL             SHAREHOLDERS WHO WILL VOTE
                                                      ON PROPOSAL
-------------------------------------------------------------------------------
Proposal
One         To reorganize the Company from a          SHAREHOLDERS OF ALL FUNDS
            Maryland corporation to a Delaware
            business trust.
-------------------------------------------------------------------------------

Proposal
Two         To adopt a new investment policy that     SHAREHOLDERS OF:
            authorizes a Fund to invest all or a
            part of its investment assets in a        Investors Bond Fund
            registered, open-end investment company   TaxSaver Bond Fund
            having substantially the same investment  Maine Municipal Bond Fund
            objective and policies as the Fund.       New Hampshire Bond Fund
                                                      Payson Balanced Fund
                                                      Payson Value Fund

-------------------------------------------------------------------------------

Proposal
Three       To adopt a new investment policy that     SHAREHOLDERS OF:
            authorizes Daily Assets Treasury Fund
            to invest all or a part of its            Daily Assets Treasury Fund
            investment assets in a portfolio of
            Core Trust (Delaware), a registered,
            open-end investment company, which
            portfolio would have substantially the
            same investment objective and policies
            as the Fund.

-------------------------------------------------------------------------------

Proposal
Four        To approve an Investment Advisory         SHAREHOLDERS OF:
            Agreement among Linden Asset Management,
            Inc., Forum Advisors, Inc. and Core Trust Daily Assets Treasury Fund (Delaware) with respect to the portfolio of Core Trust (Delaware) into which the assets of Daily Assets Treasury Fund will be invested if Proposal 3 is approved.

-------------------------------------------------------------------------------


One third of the Company's shares outstanding on October 27, 1995, the record date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the meeting. In the event that a quorum is present at the meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote for any such proposal FOR such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


The persons named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. If you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. The proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy received by the Company prior to the meeting, or by appearing and voting at the meeting.

Abstentions and broker non-votes will be counted as shares present for determining whether a quorum is present but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Abstentions and broker non-votes will also not be counted as votes cast for the purpose of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Shareholders on the record date will be entitled to one vote for each share held on that date.

The solicitation of proxies, the cost of which will be borne by the Company, will be made primarily by mail but also may include telephone or oral communications by regular employees of Forum Financial Services, Inc. ("Forum"), the Company's manager and distributor, which persons will not receive any compensation therefor from the Company. The address of Forum is Two Portland Square, Portland, Maine 04101.


THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 1995 TO ANY SHAREHOLDER UPON REQUEST. Copies of the Company's semi-annual report are expected to be mailed to the Company's shareholders on or about November 22, 1995. Shareholders that have not received a copy of the semi-annual report should contact the Company's transfer agent, Forum Financial Corp., Two Portland Square, Portland, Maine 04101. When you return your proxy card in the enclosed, self-addressed, postage paid envelope, please indicate whether you would like a copy of the Company's semi-annual report.

                                   PROPOSAL 1

TO APPROVE THE REORGANIZATION OF THE COMPANY AS A DELAWARE BUSINESS TRUST

SHAREHOLDERS OF ALL FUNDS, VOTING TOGETHER, ARE ENTITLED TO VOTE ON THIS
PROPOSAL


At a meeting held on August 30, 1995, the Board considered and voted to approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") in the form attached to this Proxy Statement as Exhibit A. The Plan of Reorganization provides for a reorganization (the "Reorganization") of the Company from a Maryland corporation to a Delaware business trust under the name Forum Funds (the "Delaware Trust"). Subsequent to the Reorganization, Forum Funds, Inc. will be liquidated and terminated and the business of the Company -- of being a registered, open-end management investment company -- will be carried on by the Delaware Trust. For a discussion of the principal differences between a Maryland corporation and a Delaware business trust, see "Certain Comparative Information About the Company and the Delaware Trust" below.


The investment objectives, policies and restrictions of each of the Funds (referred to in this Proposal as the "current Funds") will not change as a result of the Reorganization. Separate series of the Delaware Trust (the "successor Funds"), corresponding to each of the current Funds, will carry on the business of the current Funds of the Company following the Reorganization.


The investment advisers to the current Funds will advise the successor Funds, subject to the supervision of the Trustees of the Delaware Trust, under investment advisory agreements (the "new Investment Advisory Agreements") with the Delaware Trust. Forum Advisors, Inc. ("Forum Advisors") will continue as the investment adviser to Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund and Daily Assets Treasury Fund; and H.M. Payson & Co. ("Payson" and, with Forum Advisors, an "Advisor"), will continue as the investment adviser to Payson Balanced Fund and Payson Value Fund. The new Investment Advisory Agreements for each Advisor will be the same in every material respect to the investment advisory agreements currently in effect between the Company and such Advisors (the "Investment Advisory Agreements"). If Proposal 1 is approved, there will be no change in the advisory fees payable by the successor Funds to any Advisors.



Forum Financial Services, Inc. ("Forum") will continue to act as manager and distributor for the successor Fund to each current Fund for which it so acts currently, pursuant to management and distribution agreements with the Delaware Trust that will be the same in every material respect to the management and distribution agreements currently in effect between Forum and the Company with respect to the current Funds. Forum Financial Corp. and The First National Bank of Boston, N.A. currently act as transfer agent (the "Transfer Agent") and custodian (the "Custodian"), respectively, for the Company and will continue to so act with respect to the Delaware Trust pursuant to transfer agency and custody agreements with the Delaware Trust that are the same in every material respect to the transfer agency agreement and custodian agreement currently in effect between these entities and the Company. If Proposal 1 is approved, there will be no change in the management, transfer agency, and custodial fees payable by the successor Funds to Forum, the Transfer Agent or the Custodian. Approval of Proposal 2 by shareholders of Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund and Payson Value Fund and Proposal 3 and Proposal 4 by shareholders of Daily Assets Treasury Fund will authorize, in part, a restructuring of these contractual relationships, including changes in the overall expenses borne by each of these Funds and how fees are calculated. See Proposal 2, Proposal 3 and Proposal 4.



REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that operating the Company under the Delaware business trust form of organization is preferable to operating the Company as a Maryland corporation. In general, Delaware trust law will provide greater flexibility to the Company than Maryland corporation law in structuring the Company's operations and will eliminate both the need to obtain shareholder approval for certain routine or nonmaterial actions and the expense and delays involved in doing so. For example, under Maryland corporation law, routine or nonmaterial changes to the charter of the Company, such as those in response to regulatory developments, would typically require shareholder approval; Delaware law permits such changes to the trust instrument of a Delaware trust to be made without first seeking shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware trust to delegate certain of their responsibilities, such as those pertaining to the declaration of dividends, to duly empowered committees of the board of trustees or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware trust to future contingencies; for example, without a shareholder vote the trustees may incorporate a Delaware trust, merge or consolidate with another entity, cause each series to become a separate trust and change the Delaware trust's domicile. Any exercise of this authority by the Trustees of the Delaware Trust would be subject to applicable Federal law.

The Board and the Company believe that reorganizing the Company into the Delaware Trust will better serve and protect the investment needs and goals of the shareholders. The Reorganization will have no material impact on the economic interests of the shareholders of the Company: the interest of a shareholder in a current Fund will be virtually identical to that shareholder's interest in the successor Fund. The investment objectives and policies of the current Funds that are fundamental will remain fundamental upon the current Funds' reorganization into the successor Funds and will not be subject to change except by shareholder vote. In the event the Reorganization is approved by shareholders, the adoption of a new investment policy and modification of certain investment restrictions of a Fund by that Fund's shareholders under Proposal 2 or Proposal 3 will apply to the corresponding successor Fund. See Proposal 2 and Proposal 3.

SHAREHOLDER APPROVAL


The Board recommends that the shareholders of the Company vote for the approval of the Reorganization provided for in the Plan of Reorganization, as described below. A vote of approval encompasses approval of (i) the reorganization of the Company from a Maryland corporation with seven separate, active series to a Delaware business trust under the name Forum Funds with seven separate, active series, (ii) the temporary waiver of certain investment restrictions of the current Funds to permit the Reorganization (see "Temporary Waiver of Investment Restrictions"), and (iii) certain other actions, including the Trust's engagement of the Company's current independent auditors and approval of the new Investment Advisory Agreements, as summarized under "Summary of the Plan of Reorganization" below.


SUMMARY OF THE PLAN OF REORGANIZATION

The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is included as Exhibit A to this Proxy Statement.



In order to accomplish the Reorganization, the Delaware Trust has been formed as a Delaware business trust under the name Forum Funds pursuant to a Trust Instrument dated August 29, 1995 (the "Trust Instrument'). Shares of the Delaware Trust have been divided into separate series corresponding to each of the current Funds. On the closing date of the Reorganization (the "Closing Date"), each of the current Funds will transfer all of its assets to the corresponding successor Fund in exchange for the assumption by that successor Fund of all the liabilities of the current Fund and the issuance of shares of beneficial interest of that successor Fund ("Trust Shares") to the current Fund. The Trust Shares issued to a current Fund on the Closing Date will have an aggregate net asset value equal to the aggregate net asset value (as determined by using the procedures set forth in the current Fund's Prospectus) of the current Fund's common stock as of the close of business on the business day immediately preceding the Closing Date.



Immediately thereafter, each current Fund will distribute its Trust Shares to each of its respective shareholders pro rata, in proportion to each shareholder's respective interest in the current Fund in liquidation of that interest. Following distribution of Trust Shares to all the current Funds, and as soon as practicable thereafter, Forum Funds,

Inc. will be liquidated and terminated. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional Trust Shares equal in number, denomination and aggregate net asset value to the shareholder's current Fund shares. Certificates representing shares of common stock of a current Fund outstanding at the Closing Date will not represent Trust Shares distributed to the record holder thereof as a result of the liquidation of the current Fund. New certificates for the successor Funds' shares will be issued only upon written shareholder request, and any certificate representing shares of a successor Fund to be issued in replacement of a certificate representing shares of a current Fund will be issued only upon the surrender of the latter certificate.



The Plan of Reorganization authorizes the Board on behalf of the Company, as the then initial shareholder of the Delaware Trust: (i) to elect as trustees of the Delaware Trust (the "Trustees") the persons who currently serve as Directors of the Company (see "Certain Comparative Information About the Company and the Delaware Trust -- Trustees and Officers of the Delaware Trust" below), (ii) to appoint Deloitte & Touche LLP ("Deloitte & Touche"), currently the independent accountants of the Company for the fiscal year ending March 31, 1996, to continue their current engagement with respect to the Delaware Trust, and (iii) to approve the new Investment Advisory Agreements between the Delaware Trust and the Advisors with respect to each of the successor Funds. The Plan of Reorganization also authorizes the transfer of substantially all of the assets of each current Fund to the corresponding successor Fund and the subsequent liquidation and termination of the Company after the Reorganization has been completed.


The obligations of the Company and the Delaware Trust under the Plan of Reorganization are subject to various conditions as stated therein. In order to protect against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Board notwithstanding the approval of the Plan of Reorganization by the shareholders of the Company, if (i) there is a material breach of the Agreement and Plan of Reorganization, (ii) it reasonably appears that either the Company or the Delaware Trust cannot meet a condition of the Plan of Reorganization, or (iii) the Board determines that proceeding with the Plan of Reorganization is not in the best interests of the shareholders of the Company. The Company and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of the current Fund shareholders.


Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on December 6, 1995. However, the Reorganization may become effective on a later date if circumstances warrant.


FUND AGREEMENTS


Each of the Investment Advisory Agreements with the Advisors and the management agreement with Forum (the "Management Agreement") entered into by the Delaware Trust will continue in force from year to year with respect to a successor Fund covered by that Agreement so long as its continuance is approved at least annually by the vote of a majority of the Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each of the distribution, transfer agency, custodian and other agreements entered into by the Delaware Trust, along with the Investment Advisory Agreements and the Management Agreement, will be terminable without penalty on sixty days' written notice by either party to that Agreement and will terminate automatically in the event of its assignment.


SHAREHOLDER ACCOUNTS AND PLANS


In connection with the Reorganization, the Transfer Agent will establish an account for each shareholder containing the appropriate number and denominations of Trust Shares to be received by that shareholder under the Plan of Reorganization. These accounts will be the same in all material respects to the accounts currently maintained by the Transfer Agent. No further action will be necessary in order to continue any retirement plan currently maintained by a shareholder of the current Funds with respect to shares of the Company.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS


Certain fundamental investment restrictions of the current Funds might be construed as restricting the current Funds' ability to carry out the Reorganization. By approving Proposal 1, shareholders will be deemed to waive, only for the purpose of the Reorganization, any fundamental investment restriction that prohibits (i) any Fund from acquiring more than a stated percentage of ownership of another company or (ii) any Fund from investing for the purpose of exercising control over or management of any company.


TAX CONSEQUENCES OF THE REORGANIZATION; EXPENSES


The Company and the Delaware Trust will receive an opinion from their counsel, Seward & Kissel, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, for Federal income tax purposes: (i) no gain or loss will be recognized by the successor Funds or the current Funds upon the transfer of all of the assets of each current Fund to its corresponding successor Fund in exchange for Trust Shares of the successor Fund and the successor Fund's assumption of the liabilities of such current Fund, and (ii) the holding period and tax basis of the Trust Shares of the successor Fund received by each shareholder of each current Fund will be the same as the holding period and tax basis of the shareholder's current Fund shares held immediately prior to the exchange. The successor Funds shall be responsible for all expenses in connection with the Reorganization.


CERTAIN COMPARATIVE INFORMATION ABOUT THE COMPANY AND THE DELAWARE TRUST

As a Delaware business trust, the Delaware Trust's operations will be governed by its Trust Instrument, By-Laws and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law, which presently govern the Company's operations. The operations of the Delaware Trust, like those of the Company, will be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and applicable state securities laws.


TRUSTEES AND OFFICERS OF THE DELAWARE TRUST. Subject to the provisions of the Trust Instrument, the business of the Delaware Trust will be supervised by its Trustees, who will serve indefinite terms and who will have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the Trustees of the Delaware Trust are substantially the same as those of the Directors of the Company. The Trustees of the Delaware Trust will be the current Directors of the Company.



In the event that this Proposal 1 is approved by shareholders, the Trustees of the Delaware Trust shall hold office indefinitely, except that (i) any Trustee may resign, (ii) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal, and (iii) a Trustee may be removed at any meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. In case a vacancy exists for any reason, the remaining Trustees could fill that vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.



It is anticipated that the Trustees of the Delaware Trust will continue the appointment of the present officers of the Company to serve as officers of the Delaware Trust and that those persons will continue to perform the same functions on behalf of the Delaware Trust that they now perform on behalf of the Company.



CAPITAL SHARES. The Trust Instrument will permit the Trustees to create one or more additional series or portfolios of the Delaware Trust and to divide the shares of a series into two or more separate classes and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of that series' classes. Under Maryland law, the Articles of Incorporation of the Company must specify the number of shares authorized to be issued. The Delaware Trust initially will have eight series -- corresponding to the seven current funds of the Company, plus one additional series for Daily Assets Cash Fund, which has not yet commenced operations and has no shareholders. Additional series may be created at any time. Each share of each series of the Delaware Trust, like each share of each series of the Company, will represent an equal proportionate interest with each other share in that series, with none having priority or preference over another.



SHAREHOLDER LIABILITY. Under Delaware law, the Delaware Trust's shareholders will not be personally liable for the obligations of the Delaware Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limitation of liability extended to shareholders of private, for-profit Delaware corporations. Shareholders of a for-profit Delaware corporation -- like those of a Maryland corporation, such as the Company, under Maryland corporation law -- may not be held personally liable under Delaware law for the obligations of the corporation. It is possible that in some states, courts may decline to apply Delaware law on this point. As a result, to the extent that the Delaware Trust or a shareholder will be subject to the jurisdiction of courts in those states, there is a risk that such courts might not apply Delaware law, and could thereby subject the Delaware Trust shareholders to liability. The Board believes this risk to be minimal. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and (ii) provides for indemnification out of Delaware Trust property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his investment because of shareholder liability would be limited to circumstances in which (1) a court refused to apply Delaware law or otherwise failed to give full effect to Trust Instrument or contractual provisions limiting shareholder liability, (2) no contractual limitation of liability was in effect, and (3) the Delaware Trust itself was unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.


SHAREHOLDER VOTING RIGHTS. The Company does not and the Delaware Trust will not hold annual meetings. The Trust Instrument, in substance, will provide that a special meeting of shareholders for the purpose of voting on the removal of any Trustee may be called by the holders of 10% or more of the outstanding shares of the Delaware Trust, and that ten or more holders of shares having an aggregate net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, and who had held those shares for at least six months, may apply to the Trustees stating that they wished to communicate with shareholders in order to call a meeting for the purpose of voting on the removal of any Trustee, in which case the Trustees would cooperate with those shareholders as required under Section 16(c) of the 1940 Act. The By-Laws of the Company provide that a special meeting of the shareholders will be called by the Secretary of the Company upon written request of holders of shares entitled to cast not less than 10% of all votes entitled to be cast at such meeting, which request must state the purpose of the meeting and the matters proposed to be acted upon at such meeting.


The Delaware Trust, like the Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the successor Funds will therefore have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of the successor Funds; approval of changes to investment advisory agreements; and such additional matters relating to the Delaware Trust as might be required by the 1940 Act. Upon approval of this Proposal, the Company will notify the SEC that the Delaware Trust will adopt the Company's existing registration statement under the Securities Act of 1933 with respect to each Fund.



The Trust Instrument provides that shareholders have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory agreements, and such additional matters as may be required by law or the Trustees might consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders have the right to vote on, among other things, any amendment affecting their right to vote or on any other matter submitted to shareholders by the Trustees. The Company's Articles of Incorporation, on the other hand, generally give shareholders, except with respect to minor amendments, exclusive power to amend the Articles of Incorporation.


LIABILITY OF TRUSTEES. The Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee would not be liable for any act or omission as Trustee, but nothing in the Trust Instrument would protect a Trustee against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard. Furthermore, the Trust Instrument entitles the Trustees to indemnification against any foregoing liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Delaware Trust. The Trust Instrument also provides that the Delaware Trust may purchase and maintain insurance policies against such liabilities.

Directors of a Maryland corporation such as the Company may not be held personally liable under Maryland law if the Director acts in good faith, in a manner reasonably believed by the Director to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a similar position would use in a similar situation. The By-Laws of the Company entitle the Directors of the Company to indemnification out of Company assets under certain circumstances. Similar to the Trust Instrument's provisions discussed above, neither Maryland law nor the Company's Articles of Incorporation or By-Laws would protect a Director against any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 1

                                   PROPOSAL 2

TO APPROVE A NEW INVESTMENT POLICY PERMITTING INVESTORS BOND FUND, TAXSAVER BOND FUND, MAINE MUNICIPAL BOND FUND, NEW HAMPSHIRE BOND FUND, PAYSON BALANCED FUND AND PAYSON VALUE FUND TO INVEST THEIR RESPECTIVE ASSETS IN ANOTHER INVESTMENT COMPANY AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS OF EACH FUND


SHAREHOLDERS OF EACH SUCH FUND, VOTING BY FUND, ARE ENTITLED TO VOTE ON THIS PROPOSAL.


INTRODUCTION: CORE AND GATEWAY


At a meeting held on August 30, 1995, the Board considered, voted to approve, and recommended shareholder approval of the adoption of a new investment policy with respect to Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Balanced Fund and Payson Value Fund that would allow each of these Funds to convert to the Core and Gateway-Registered Trademark- fund structure upon action by the Board of Directors and notice to shareholders. Upon approval of this Proposal, no subsequent action by the shareholders of a Fund would be necessary for the Fund to convert to the Core and Gateway fund structure. The Core and Gateway fund structure, commonly known as a master-feeder fund structure, is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies. For example, a fund offering its shares at net asset value (not subject to a sales charge) might pool its investments with another fund having the same investment objective and policies that offers its shares subject to a front-end or contingent deferred sales charge. This structure allows several funds with different shareholder-related features or distribution channels, but having substantially the same investment objective and policies to combine their investments by investing all of their assets in a single portfolio instead of managing them separately, thereby achieving certain economies of scale.



Under the Core and Gateway fund structure, each Fund will have the ability to invest all of its investment assets in another investment company (a "Core Portfolio") having substantially the same investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Core Portfolio. This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. Each Core Portfolio may be one series of an investment company (a "Core"), as each Fund is a series of the Company. Adopting this structure will permit other collective investment vehicles (each, along with the Fund, a "Gateway Portfolio"), to invest collectively in one Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. The following illustration compares a traditional mutual fund structure, whereby a fund invests directly in the securities that make up its investment portfolio, to the Core and Gateway fund structure, whereby one or more Gateway Portfolios invest in a Core Portfolio, which in turn invests in portfolio securities.

  TRADITIONAL FUND STRUCTURE            CORE AND GATEWAY FUNDS STRUCTURE

           OOO       Investments in              OOO              CORE PORTFOLIO
   FUND   O   O  ----                   Fund A  O   O \            /
           OOO       Portfolio                   OOO    \    OOO /
                       Securities                OOO      \ O   O Investments in
                                        Fund B  O   O  ----O     O ----
                                                 OOO        O   O    Portfolio

                                                             OOO      Securities
                                                 OOO
                                        Fund C  O   O
                                                 OOO

Conversion to the Core and Gateway fund structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In this event, additional assets may allow for expenses incurred in operating the Fund to be spread over a larger asset base. In addition, the Core and Gateway fund structure may serve as an alternative for large, institutional investors of a Fund, such as banks or other asset managers, who may prefer to offer separate, proprietary investment vehicles with substantially the same fundamental investment objective and policies as the Fund and who otherwise might establish such vehicles outside of the Fund's operational structure.



At present the Board has not considered any specific proposal and has no current intention to authorize investment by any Fund, other than Daily Assets Treasury Fund, in a Core Portfolio. The Board will authorize investing a Fund's assets in a Core Portfolio only if it first determines that doing so is in the best interests of such Fund and its shareholders. By investing in a Core Portfolio, the Fund and its shareholders will be deemed to have approved (i) the then-current directors or trustees of the Core Portfolio and (ii) the investment advisory agreements of the Core Portfolio. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders. Upon approval of this Proposal, no subsequent action by the shareholders of a Fund would be necessary to convert the Fund to the Core and Gateway structure.


NEW INVESTMENT POLICY


With respect to each Fund, the Board has approved the adoption of a new fundamental investment policy and the amendment of certain investment restrictions that would permit the Fund to convert to the Core and Gateway Fund Structure by investing all of its assets in one or more Core Portfolios. As discussed above under "Introduction: Core and Gateway," the purpose of this Proposal is to allow a Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all of its assets in another investment company. If this Proposal is approved, each Fund would be subject to the following fundamental investment policy:



     Notwithstanding any other investment policy or restriction (whether or not fundamental) of the Fund, the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund.



At present, certain of the fundamental investment restrictions of each Fund may prevent it from investing all of its assets in another registered investment company, and require a vote of that Fund's shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that shareholders vote at this meeting to permit the assets of the Funds to be invested in a single Core Portfolio, without a further vote of shareholders. If the shareholders of a Fund approve this Proposal with respect to the Fund, the fundamental investment restrictions of the Fund that currently may prohibit investment in one Core Portfolio would be superseded to permit investment in a Core Portfolio with substantially the same investment objective, policies and restrictions as the Fund, including, without limitation, the restrictions on investing in (i) a single issuer, (ii) issuers having a record of less than three years of continuous operations, and (iii) issuers in a single industry.



A Fund's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund's investments from its corresponding Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio. If the Fund resumed directly investing in securities, it would be with the applicable Advisor under the same terms that were in effect at the time the Fund converted to a Core and Gateway fund structure.

FUND SHAREHOLDERS' VOTING RIGHTS

A Core Portfolio and Core Trust normally will not hold meetings of shareholders except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund will be entitled to vote in proportion to its relative interest in that Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the related Fund, would not require the vote of Fund shareholders, or
(ii) any proposal relating to the Core Portfolio that is substantially the same as to a proposal previously approved by the Fund's shareholders. In addition, the Fund will not seek shareholder approval with respect to the directors or trustees of the Core Portfolio or the investment advisory agreements for the Core Portfolio in effect at the time the Fund invests in the Core Portfolio, except as required by applicable law.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the Charter or Trust Instrument and By-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

EVALUATION BY THE BOARD

After considering the matters described in this Proposal 2 at a meeting held on August 30, 1995, the Board determined to seek shareholder approval of a new investment policy for each Fund permitting each Fund to convert to the Core and Gateway fund structure. Management of the Funds presented to the Board the potential benefits, along with potential risks, of the Fund converting to this structure. In this regard the Board considered the following.

First, management stated that because the Core and Gateway fund structure allows multiple institutional investors to pool their assets, it is possible that this structure will achieve certain economies of scale not realized by a Fund currently. In general, to the extent that certain operating costs are fixed and borne by a Fund alone, these expenses would instead be shared by the Fund and other investors in the Fund's corresponding Core Portfolio. In addition, in the view of management, a larger asset base may allow the purchase of individual investment securities in larger amounts, which may reduce certain transactional and custodial expenses.

Second, management noted that some mutual funds have converted to a Core and Gateway fund structure to enhance their ability to retain assets under management while developing a competitive advantage in the mutual funds marketplace. Authorization for each Fund to convert to a Core and Gateway fund structure is designed to give each Fund the structural flexibility not only to attract new assets, but also enhance the Fund's ability to retain current assets under management.

Finally, the Board recognized that certain of the foregoing benefits would likely arise only if a Fund's corresponding Core Portfolio were to grow through investments in the Core Portfolio by investors other than the Fund. These is no assurance that, even if other investors invest in a Core Portfolio, expense savings or other benefits will be realized. In addition, the Board recognized that Forum, the Advisors, and other service providers to the Funds may benefit through increased economies of scale in the event that assets rise, without a corresponding benefit to Fund shareholders. In particular, conversion to the Core and Gateway fund structure may enable Forum and the Advisors to increase assets under management through attraction and development of new investment vehicles with less risk than would be possible without this structure. As a result, Forum and the Advisors could earn fees with less risk of limited success than is typical in the early, developmental years of an investment vehicle, since new investors in a Core Portfolio will be presented with the ability to pool their assets in an established vehicle.


The Board also considered, among other things, (i) the costs of the proposed change in fund structure, (ii) other options to the proposed change, and (iii) the tax-free nature of the proposed change.


Based on the foregoing, the Board, including a majority of the independent Directors, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve a new investment policy for each Fund permitting each Fund to convert to the Core and Gateway fund structure. Even if Proposal 2 is approved by shareholders of each of a Fund, the Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2

                                    PROPOSAL 3


TO APPROVE A NEW INVESTMENT POLICY PERMITTING DAILY ASSETS TREASURY FUND TO INVEST ALL OF ITS ASSETS IN A PORTFOLIO OF CORE TRUST (DELAWARE) AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS OF DAILY ASSETS TREASURY FUND

SHAREHOLDERS OF DAILY ASSETS TREASURY FUND ARE ENTITLED TO VOTE ON THIS
PROPOSAL.

At a meeting held on August 30, 1995, the Board considered, voted to approve, and recommended shareholder approval of the adoption of a new investment policy with respect to Daily Assets Treasury Fund. The purpose of the new investment policy is to permit the Fund to convert to a Core and Gateway fund structure, commonly known as a master-feeder fund structure, which is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies. See "Introduction: Core and Gateway" under Proposal 2 above for a general discussion of the Core and Gateway Fund Structure. At the August 30, 1995 meeting, the Board also considered, voted to approve, and recommended shareholder approval of the investment of all of the assets of the Fund in a portfolio, the Daily Assets Treasury Portfolio (the "Treasury Portfolio"), of Core Trust (Delaware) ("Core Trust").

If this Proposal is approved, the Fund would be subject to the following fundamental investment policy:

     Notwithstanding any other investment policy or restriction (whether or not fundamental) of the Fund, the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of one or more investment companies having substantially the same investment objective and policies as the Fund.

In addition, if this Proposal is approved the Fund would be authorized and intends to invest all of the assets of the Fund in the Treasury Portfolio, which has the same investment objective and policies as the Fund.

At present, certain of the fundamental investment restrictions of Daily Assets Treasury Fund prevent it from investing all of its assets in another registered investment company, and require a vote of the Fund's shareholders before such a structure could be adopted. If this Proposal is approved, the fundamental investment restrictions of the Fund that currently may prohibit investment in one Core Portfolio would be superseded to permit investment in a Core Portfolio -- in particular, the Treasury Portfolio -- with substantially the same investment objective, policies and restrictions as the Fund. The superseded investment restrictions include, without limitation, the restrictions on investing in (i) a single issuer, (ii) issuers having a record of less than three years of continuous operations, and (iii) issuers in a single industry.

The methods of operation and shareholder services of Daily Assets Treasury Funds would not be materially affected by its investment in the Treasury Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in the Treasury Portfolio, it would hold only an interest in theTreasury Portfolio issued by Core Trust; the Treasury Portfolio would directly invest in individual securities of other issuers.
Daily Assets Treasury Fund would otherwise continue its normal operation. The Board would retain the right to redeem the Fund's interest in the Treasury Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio under substantially the same conditions as it first invested in the Treasury Portfolio.

INFORMATION REGARDING  CORE TRUST AND THE TREASURY PORTFOLIO

Core Trust is an open-end, registered investment company that was formed as a Delaware business trust in 1994. Core Trust currently has seven active portfolios; in which four funds sponsored by Norwest Advantage Funds and three funds sponsored by Monarch Funds invest. The Treasury Porfolio will be the eighth portfolio of Core Trust. The investment objective and policies of the Treasury Portfolio will be substantially the same as those of Daily Assets Treasury Fund. In seeking to achieve the same objective as the Fund, the Treasury Portfolio will be unable to invest in any security or engage in any transaction that would not be permitted by the investment policies and restrictions of the Fund.

Forum Advisors, the Fund's investment adviser, will be the investment adviser for the Treasury Portfolio. See "Advisory Services" below. Forum, which currently performs management services for the Fund, will perform similar services for the Treasury Portfolio. See "Management Services" below. Likewise, other entities that currently perform services for the the Fund, such as the Fund's custodian, will perform substantially similar services for the Treasury Portfolio.

The Treasury Portfolio will calculate its net asset value at the same time, on the same days, and in substantially the same manner that the Fund calculates its net asset value. Investors in the Treasury Portfolio -- initially the Fund -- will have no preemptive rights and no conversion rights. Normally, the Treasury Portfolio will not hold meetings of its shareholders except as required under the 1940 Act. As a shareholder in the Treasury Portfolio, the Fund will be entitled to vote in proportion to its relative interest in the Treasury Portfolio. On any issue, the Fund will vote its shares in the Treasury Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Treasury Portfolio, there can be no assurance that any proposal that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Treasury Portfolio shareholders. Investors holding at least a 10% interest in Treasury Portfolio will be able to call a meeting of shareholders for certain purposes affecting only the Treasury Portfolio, and shareholders holding at least a 10% interest in Core Trust will be able to call a meeting to remove any Trustee of Core Trust.
A trustee of Core Trust may be removed upon the vote of two-thirds of shareholders of Core Trust qualified to vote.

Changing a fundamental policy of the Treasury Portfolio will require approval of the holders of a majority of the Fund's outstanding shares. The Board of Trustees of Core Trust will have the ability to change nonfundamental policies without prior shareholder approval.

In addition to a vote to remove a Trustee or change a fundamental policy, examples of matters that will require the approval of the shareholders of Core Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory agreement; the dissolution of Treasury Portfolio; certain amendments of the trust instrument of Core Trust; a merger, consolidation or sale of substantially all of Treasury Portfolio's assets; any additional matters required or authorized by the trust instrument of Core Trust or any registration statement of Core Trust; and as the Trustees may consider desirable.

Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Treasury Portfolio when the Treasury Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to the Treasury Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Treasury Portfolio that is the same as a proposal previously approved by the Fund's shareholders.

As a Delaware business trust, Core Trust's operations are governed by its trust instrument and applicable Delaware law rather than by the Articles of Incorporation, By-Laws and Maryland law, which presently govern the Company's operations. Differences in these two corporate forms are summarized in Proposal 1, wherein shareholders are being asked to approve the reorganization of the Company to a Delaware business trust to allow the Funds to enjoy certain advantages afforded under Delaware law. See "Certain Comparative Information about the Company and the Delaware Trust" in Proposal 1. The operations of Core Trust and Treasury Portfolio, like those of the Company and Fund, will be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees of Core Trust are Dr. Costas Azariadis, James C. Cheng, John Y. Keffer and J. Michael Parish, who are also the directors of the Company.
Subject to the provisions of its Trust Instrument, the business of Core Trust will continue to be supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. Under the trust instrument for Core Trust, the Treasury Portfolio not be required to hold meetings of shareholders on a regular basis. A majority of Trustees then in office generally would be able to appoint successor Trustees and fill vacancies, provided that at least a requisite majority of the Trustees has been elected by shareholders. The officers of Core Trust are the same persons, and serve in the same offices for Core Trust, as the officers of the Company.

ADVISORY SERVICES

Forum Advisors, Inc. ("Forum Advisors") provides investment advisory services to the Fund pursuant to an investment advisory agreement between Forum Advisors and the Company dated October 2, 1989, as amended (the "Fund Advisory Agreement"). The Fund Advisory Agreement was last submitted to a vote of the shareholders of the Fund for approval on December 1, 1992 and was last approved by the Board of Directors on June 6, 1995 at a meeting of the Board called for the purpose of approving the Fund Advisory Agreement. Forum Advisors currently serves as investment adviser to the Fund and will act as investment adviser to the Treasury Portfolio pursuant to an investment advisory agreement with Core Trust (the "Core Advisory Agreement"). Subject to the general control of Core Trust's Board of Trustees, Forum Advisors will make investment decisions for the Treasury Portfolio and will continuously review, supervise and administer the Treasury Portfolio's investment program. The Core Advisory Agreement with respect to the Treasury Portfolio is the same in all material respects as the Fund Advisory Agreement except as to the parties, the jurisdiction whose laws govern the agreement, the circumstances under which fees will be paid and the fees payable thereunder.

Like its corresponding Fund Advisory Agreement, the Core Advisory Agreement will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Treasury Portfolio or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such contract or "interested persons" (as defined in the 1940
Act) of any such party. Like the Fund Advisory Agreement, the Core Advisory Agreement will be non-assignable and will be terminable by either party without penalty on 60 days' written notice to the other.


Leslie C. Berthy will be primarily responsible for the day to day management of the investments of the Treasury Portfolio, a function he currently performs for the Fund. Mr. Berthy has been a Managing Director of Forum Advisors and has managed the Fund's portfolio since October 1991.


To the extent the Fund invests all of its investment assets in Treasury Portfolio, the Fund will have a reduced need for direct investment management services. Thus, Forum Advisors will not receive an advisory fee under the Fund Advisory Agreement if the Fund invests all of its assets in the Treasury Portfolio. However, under the Core Advisory Agreement, the Treasury Portfolio will pay advisory fees to Forum Advisors with respect to the Treasury Portfolio. See "Comparative Expense Information" below.

The Board will retain the right to withdraw the Fund's investments from the Treasury Portfolio at any time. Forum Advisors will continue to serve as the Fund's investment adviser pursuant to the Fund Contract, except that the Fund Advisory Agreement will be amended to provide that Forum Advisors will receive no advisory fee with respect to that Fund if the Fund is completely invested in the Treasury Portfolio or another Core Portfolio. Thus, in the event the Board withdrew the Fund's investments from the Treasury Portfolio, the Fund could then resume investing directly in individual securities of other issuers, with no interruption in investment advisory services, under the terms of the Fund Advisory Agreement.

For its advisory services to the Fund, Forum Advisors currently receives a monthly advisory fee equal on an annual basis to 0.20% of the Fund's average daily net assets. For its investment advisory services under the Core Contract with respect to the Treasury Portfolio, Forum Advisors will receive an advisory fee equal on an annual basis to 0.05% of the Treasury Portfolio's average daily net assets. For the fiscal year ended March 31, 1995, the Fund paid Forum Advisors, after deducting expense reimbursements and fee waivers, a fee of $6,000 or 0.0002% of the Fund's average net assets. The Fund has never paid brokerage commissions.

MANAGEMENT SERVICES

Pursuant to management and distribution agreements with the Company, Forum currently supervises all aspects of the Fund's operations, including the receipt of services for which the Company is obligated to pay, provides the Company with general office facilities and provides, at the Company's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed effectively to operate the Company. Pursuant to Management and Distribution Agreements with Core Trust, Forum will provide substantially the same management services for the Treasury Portfolio. The management services agreements with respect to the Fund and the Treasury Portfolio are terminable with respect to the Fund and the Treasury Portfolio without penalty, at any time, by either party to such agreements upon not more than 60 days' written notice to the other party, and will terminate automatically in the event of assignment. In addition, under its agreement with the Fund, Forum acts as distributor of the Fund's shares and as the agent of the Company in connection with the offering of shares of the Fund. For these services and facilities, Forum currently receives with respect to the Fund a management fee at an annual rate of 0.30% of the Fund's average daily net assets.

If the Fund were completely invested in Treasury Portfolio, Forum would receive management services fees equal on an annual basis to 0.10% of the Fund's average daily net assets. In addition, the Fund will be responsible for its pro rata portion of the administrative services fee paid by the Treasury Portfolio relating to management services performed on behalf of the Treasury Portfolio by Forum. For these services, Forum will receive an management services fee equal on an annual basis to 0.10% of Treasury Portfolio's average daily net assets.

Persons engaged by Forum to provide supervisory, administrative, and clerical functions may be (and persons providing services to the Company may include) directors, officers or employees of Forum and its affiliates. Forum, Forum Advisors and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date hereof, Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $12 billion. Forum, whose address is Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Proxy Statement, Forum, Forum Advisors and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Company.

COMPARATIVE EXPENSE INFORMATION

The following information relating to Daily Assets Treasury Fund is intended to show the various expenses that an investor in the Fund would bear directly or indirectly after conversion by the Fund to the Core and Gateway fund structure in comparison to those borne under the existing fund structure. The principal effect of the Core and Gateway conversion of the Fund would be to reduce the contractual fees payable by the Fund with respect to investment advisory and management services -- which are currently 0.20% and 0.30%, respectively -- to 0.05% and 0.20%, respectively, for the Fund and the Treasury Portfolio in the aggregate.

The table on the following page shows the actual expenses of Daily Assets Treasury Fund for the fiscal year ended March 31, 1995 and a pro forma adjustment thereof assuming the Fund had invested all of its investment assets in the Treasury Portfolio for the period presented. The table also assumes that there were no investors in the Treasury Portfolio other than the Fund and that that the average assets invested by the Fund were the same as the average net assets of the Fund during the same period.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)




                                                                             ProForma
                                                         -------------------------------------------------

                                                                                              (Core and
                                                            (Gateway)          (Core)          Gateway)
                                                         ---------------  ---------------  ---------------
                                          Daily Assets     Daily Assets
                                             Treasury         Treasury       Treasury
                                              Fund(1)           Fund         Portfolio         Total(2)
                                        ---------------  ---------------  ---------------  ---------------
Management Fees(3)
   (after fee waivers)                        0.25%            0.10%            0.15%            0.25%
Rule 12b-1 Fees                               0.00%            0.00%            0.00%            0.00%
Other Expenses
   (after expense reimbursements)             0.25%            0.15%            0.10%            0.25%
      Total Operating Expenses                0.50%            0.25%            0.25%            0.50%





     (1) Actual expenses for the fiscal year ended March 31, 1995 have been restated to reflect current fees borne by the Fund, after the elimination of certain voluntary fee waivers. Absent all other fee waivers and expense reimbursements of Forum and Forum Advisors during the fiscal year ended March 31, 1995, the expenses of the Fund would have been: Management Fees, 0.50%; Other Expenses, 0.60%; and Total Operating Expenses, 1.10%.

     (2) Absent expense reimbursements of Forum and Forum Advisors, the pro forma, combined expenses of Daily Assets Treasury Fund and the Daily Assets Treasury Portfolio for the fiscal year ended March 31, 1995 would have been: Management Fees, 0.25%; Other Expenses, 0.70%; and Total Operating Expenses, 0.95%.

     (3)  Includes Forum Advisor's advisory fee and Forum's management fee.

EXAMPLE

The following illustrates the expenses attributable to a $1,000 investment in Daily Assets Treasury Fund under the existing fund structure and the Core and Gateway fund structure, assuming (i) combined expense reimbursements and fee waivers of Forum and Forum Advisors at the same level as are currently in effect for the Fund, (ii) a 5% percent annual return, (iii) reinvestment of all dividends and distributions, and (iv) full redemption at the end of each period:




                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                   ------    -------   -------   --------

Existing Fund Structure              $5        $10       $28       $63

Core and Gateway Fund Structure      $5        $10       $28       $63




THE TABLE AND EXAMPLE ABOVE RELATING TO DAILY ASSETS TREASURY FUND ARE INTENDED TO SHOW THE VARIOUS EXPENSES THAT AN INVESTOR IN THE FUND WOULD BEAR DIRECTLY OR INDIRECTLY AFTER CONVERSION BY THE FUND TO THE CORE AND GATEWAY FUND STRUCTURE IN COMPARISON TO THOSE BORNE UNDER THE EXISTING FUND STRUCTURE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

INDEPENDENT ACCOUNTANTS FOR CORE TRUST

KPMG Peat Marwick LLP serve as independent accountants for the Treasury Portfolio. Deloitte and Touche LLP currently serve as the independent accountants for the Company and will serve in this capacity with respect to the Delaware Trust in the event that Proposal 1 is approved by shareholders. The professional services that are expected to be rendered by KPMG Peat Marwick LLP include the issuance of an opinion on the financial statements of Treasury Portfolio. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts, 02110. Deloitte & Touche LLP's address is Two World Trade Center, New York, New York 10019.



TAX CONSEQUENCES OF INVESTMENT IN A CORRESPONDING TREASURY PORTFOLIO

The Company shall have received an opinion from its tax counsel, Seward & Kissel, on or prior to the date of the Fund's conversion to the Core and Gateway Structure, that the Fund's investment of all of its assets in the Treasury Portfolio will not have tax effects with regard to the Fund, the Company and the Fund's shareholders. Although no ruling has been requested from the Internal Revenue Service ("IRS") concerning the foregoing, and the IRS is not bound by the opinion of counsel, the Board believes that an opinion of counsel provides sufficient authority on the tax effects of each Fund's investment in the Treasury Portfolio, in view of the nature and complexity of such investment.

It is intended that the Fund will continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Neither the Fund nor the Treasury Portfolio is expected to be required to pay any Federal income or excise taxes. Distributions from the Fund, except for interest earned on municipal securities, if any, will continue to be taxable to its shareholders as ordinary income, whether received in cash or reinvested in Fund shares.


EVALUATION BY THE BOARD

After considering the matters in Proposal 3 at a meeting held on August 30, 1995, the Board determined to seek shareholder authorization of the actions necessary for Daily Assets Treasury Fund to convert to the Core and Gateway Fund Structure. Management of the Fund presented to the Board the potential benefits, along with potential risks, of the Fund converting to this structure. In this regard the Board considered the following.

First, management believes that, depending upon the relative sizes of the Treasury Portfolio and the Fund, the combined expense ratio of the Fund and the Treasury Portfolio will be approximately equal to the expense ratio of the Fund if it continued to invest directly in investment securities. The Fund currently benefits from voluntary fee waivers and expense reimbursements of Forum Advisors and Forum that may be terminated at any time. The combined expense ratio of the Fund and the Treasury Portfolio reflect no such fee waivers or expense reimbursements.

Second, management stated that because the Core and Gateway Fund Structure allows multiple institutional investors to pool their assets, it is possible that this structure will achieve certain economies of scale not realized by the Fund currently. In general, to the extent that certain operating costs are fixed and borne by the Fund alone, these expenses would instead be shared by the Fund and other investors in the Treasury Portfolio. In addition, in the view of management, a larger asset base may allow the purchase of individual investment securities in larger amounts, which may reduce certain transactional and custodial expenses.

Third, management noted that some mutual funds have converted to a Core and Gateway fund structure to enhance their ability to retain assets under management while developing a competitive advantage in the mutual funds marketplace. Conversion of the Fund to convert to a Core and Gateway fund structure is designed to give the Fund the structural flexibility not only to attract new assets, but also to enhance the Fund's ability to retain current assets under management.

Finally, the Board recognized that certain of the foregoing benefits would likely arise only if the Treasury Portfolio were to grow through investments in the Treasury Portfolio by investors other than the Fund. These is no assurance that, even if other investors invest in the Treasury Portfolio, expense savings or other benefits will be realized. In addition, the Board recognized that Forum, Forum Advisors, and other service providers to the Fund may benefit through increased economies of scale in the event that assets rise, without a corresponding benefit to Fund shareholders. In particular, conversion to the Core and Gateway Fund Structure may enable Forum and Forum Advisors to increase assets under management through attraction and development of new investment vehicles with less risk than would be possible without this structure. As a result, Forum and Forum Advisors could earn fees with less risk of limited success than is typical in the early, developmental years of an investment vehicle, since new investors in the Treasury Portfolio will be presented with the ability to pool their assets in an established vehicle.

The Board also considered, among other things, (i) the costs of the proposed change in fund structure, (ii) other options to the proposed change, and (iii) the tax-free nature of the proposed change.

Based on the foregoing, the Board, including a majority of the independent Directors, determined that it would be in the best interests of Daily Assets Treasury Fund and its shareholders for shareholders to authorize those actions necessary to convert the Fund to a Core and Gateway fund structure. Even if Proposal 3 is approved by shareholders of the Fund, the Board will retain the right to delay or not to proceed with such conversion with respect to the Fund if for any reason it would not be in the best interests of shareholders of the Fund.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 3

                                   PROPOSAL 4


TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT AMONG FORUM ADVISORS, INC., LINDEN ASSET MANAGEMENT, INC. AND CORE TRUST (DELAWARE)

SHAREHOLDERS OF DAILY ASSETS TREASURY FUND ARE ENTITLED TO VOTE ON THIS
PROPOSAL.

At a meeting held on August 30, 1995, the Board of Trustees of Core Trust considered, voted to approve, and recommended approval by the shareholders of the Treasury Portfolio a new Investment Subadvisory Agreement (the "Proposed Agreement") among Core Trust, Forum Advisors, and Linden Asset Management, Inc. ("Linden") with respect to the Treasury Portfolio. Approval of the Agreement requires a vote of the Fund's shareholders. See "Fund Shareholders' Voting Rights" under Proposal 2 above. Accordingly, the Board of Directors is seeking a vote of the Fund's shareholders in order to have instructions on how to vote the Fund's shares in Treasury Portfolio with respect to the Proposed Agreement. The Fund will vote its shares in the Treasury Portfolio in proportion to the votes cast by the Fund's shareholders in connection with this Proposal 4. See "Information Regarding Core Trust and the Treasury Portfolio" under Proposal 3 above. If Proposal 4 is approved by the shareholders of the Fund, it will be implemented if and only if Proposal 3 is also approved.

Subject to the general control of the Board of Core Trust and Forum Advisors, if Proposal 4 is approved Linden will assist Forum Advisors in performing its services under the Investment Advisory Agreement between Forum Advisors and Core Trust relating to the Treasury Portfolio, including assistance in making investment decisions for, and monitoring the investments of, the Treasury Portfolio and managing part or all of the Treasury Portfolio's investment portfolios. Forum Advisors' investment advisory agreements with respect to the Fund and the Treasury Portfolio are described in detail under "Advisory Services" in Proposal 3. Pursuant to the Proposed Agreement, Forum Advisors (and not Core Trust) will pay Linden a fee for its investment advisory services. That compensation will not increase the amount paid by Core Trust to Forum Advisors (or indirectly by the Fund as sole shareholder of Treasury Portfolio) pursuant to Forum Advisors' investment advisory agreements with the Company or Core Trust. Approval of this Proposal also constitutes approval of conforming changes to the Investment Advisory Agreement with Forum Advisors that would permit Forum Advisors to enter into the Agreement.

Linden is located at 812 N. Linden Drive, Beverly Hills, California 90210, is a registered investment adviser and was was incorporated in 1992. Linden is controlled by Anthony R. Fischer, Jr., who is its sole stockholder, director and officer. Linden currently advises three other portfolios of Core Trust: the Treasury Cash Portfolio, the Government Cash Portfolio and the Cash Portfolio (the "Monarch Portfolios"). Linden has been the investment adviser to the Monarch Portfolios and their related Gateways since the creation of the Monarch Funds in 1992. As of October 31, 1995, the net assets of the Monarch Portfolios were: Treasury Cash Portfolio, $28,046,504; Government Cash Portfolio, $401,911,880; and Cash Portfolio, $76,804,451. No Director of the Company or Trustee of the Delaware Trust or Core Trust now holds, or has ever held, any securities issued by Linden. For its advisory services to each of the three Monarch Portfolios for the fiscal year ended August 31, 1995, Linden received the following advisory fees, as a percentage of the average daily net assets of each such Monarch Portfolio: Treasury Cash Portfolio, 0.05%; Government Cash Portfolio, 0.05%; and Cash Portfolio, 0.05%.

Based on the foregoing, the Board, including a majority of the independent Directors, determined that it would be in the best interests of Daily Assets Treasury Fund and its shareholders for shareholders to approve the Agreement among Linden, Forum Advisors and Core Trust.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 4

                       SHAREHOLDERS AS OF THE RECORD DATE

As of the record date, October 27, 1995 (the "Record Date"), the Company had 48,348,339 shares outstanding, and each Fund had the following shares ouststanding: Investors Bond Fund, 2,650,844; TaxSaver Bond Fund, 1,663,557; Maine Municipal Bond Fund, 2,458,841; New Hampshire Bond Fund, 564,399; Daily Assets Treasury Fund, 39,172,655; Payson Balanced Fund, 1,223,233; and Payson Value Fund, 614,810. The table below shows, as of the Record Date (i) the total number of shares that were oustanding for each Fund and for the Company and (ii) the name and address of any persons or entities that owned of record or beneficially more than five percent of the outstanding shares of any Fund. As of the Record Date, (i) directors and officers of the Company, as a group, owned no shares of any Fund and (ii) Payson & Co. and its affiliates, as trustee, nominee or custodian, owned of record 72.87% of the outstanding shares of the Company; the Company has been advised that such entities disclaim beneficial ownership of such shares. Except as listed in the table, management does not know of any other person who owns of record or beneficially 5% or more of the shares of any Fund.



                                                                 PERCENTAGE
                                                 SHARES        OF OUTSTANDING
NAME AND ADDRESS                                  OWNED            SHARES
----------------                                ---------      --------------

INVESTORS BOND FUND
 Irwin Union Bank & Trust Co.                   1,792,766          67.63%
 500 Washington Street
 Columbus, IN 47203

 EBIU & Co.                                       246,446           9.29%
 Irwin Union Bank & Trust Co., trustee
 500 Washington Street
 Columbus, IN 47203

 Post & Co.                                       138,723           5.23%
 P.O. Box 1066 Wall Street Station
 New York, NY 10268

TAXSAVER BOND FUND
 Irwin Union Bank & Trust Co.                     798,295          47.98%
 500 Washington Street
 Columbus, IN 47203

 Leonore Zussman Living Trust                     183,273          11.02%
 1st National Plaza - Suite 1708
 Dayton, OH 45402

 Lawrence A. Zussman Living Trust                 164,263           9.87%
 1st National Plaza - Suite 1708
 Dayton, OH 45402

MAINE MUNICIPAL BOND FUND
 Merril, Lynch, Pierce, Fenner & Smith            196,116          16.11%
 4800 Deer Lake Drive
 Jacksonville, FL 32216

 Barnhart & Co.                                   127,496           5.18%
 P.O. Box 218
 Bar Harbor, ME 04689

NEW HAMPSHIRE BOND FUND
 Independence Trust                               126,683          22.45%
 200 Bedford Street
 Manchester, NH 03185

 Merril, Lynch, Pierce, Fenner & Smith             30,454           5.39%
 4800 Deer Lake Drive
 Jacksonville, FL 32216

PAYSON BALANCED FUND
 ALA & Co.,c/o H.M Payson & Co.                   253,352          20.71%
 Box 31
 Portland, ME 04112

 Payse & Co., c/o H.M Payson & Co.                191,950          15.69%
 Box 31
 Portland, ME 04112

PAYSON VALUE FUND
 ALA & Co., c/o H.M Payson &Co.                   141,238           22.97%
 Box 31
 Portland, ME 04112

 Payse & Co., c/o H.M Payson & Co.                108,556           17.66%
 Box 31
 Portland, ME 04112

DAILY ASSETS TREASURY FUND
 Payson & Co., custodian                       20,540,244           52.43%
 Box 31
 Portland, ME 04112

 Payson & Co., trustee                         13,999,071           35.74%
 Box 31
 Portland, ME 04112


                                 OTHER BUSINESS

Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted on such matters in accordance with the judgment of the persons designated in the proxy.

                             ADDITIONAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS

It is anticipated that, following the Meeting, neither the Company nor any of the Funds will hold any shareholder meetings except as required by Federal law, Delaware state law or Maryland state law. The Company is required to hold an annual meeeting only when election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders wishing to submit proposals, including proposals to nominate persons for election as directors, for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of Forum Funds, Inc., David I. Goldstein, in care of Forum Financial Group, Two Portland Square, Portland, Maine 04101.


NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Banks, broker-dealers and voting trustees and their nominees should advise the Secretary of Forum Funds, Inc., David I. Goldstein, in care of Forum Financial Group, Two Portland Square, Portland, Maine 04101, whether, with respect to shares of record held by them, other persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the shares.


   YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY


November 13, 1995                    By order of the Board of Directors,



                                     David I. Goldstein
                                     Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of August 30, 1995 between Forum Funds, Inc., a corporation formed under the laws of the State of Maryland (the "Company") and Forum Funds, a business trust formed under the laws of the State of Delaware (the "Trust").

     WHEREAS, this Agreement is intended to effect the reorganization of the Company into a Delaware business trust by the transfer of all of the assets of each of the Company's Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund and Daily Assets Treasury Fund (each a "Forum Fund," and, collectively, the "Forum Funds"), Payson Balanced Fund and Payson Value Fund (each a "Payson Fund," and, collectively, the "Payson Funds") and Daily Assets Cash Fund (with each Forum Fund and Payson Fund, individually, a "current Fund" and collectively, the "current Funds") to a corresponding portfolio of the Trust with the same name (each a "successor Fund" and collectively the "successor Funds") solely in exchange for assumption by each successor Fund of all of the liabilities of the current Fund and issuance to each current Fund of shares of beneficial interest of the corresponding successor Fund (the "Trust Shares") followed by the distribution, on the Closing Date, as hereinafter defined, of the Trust Shares of each successor Fund to the holders of shares of the corresponding current Fund (the "Fund Shareholders") and by the liquidation and termination of the Company as provided herein, all upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   SHAREHOLDER APPROVAL.

     A special meeting (the "Special Meeting") of the Fund Shareholders shall be called and held for the purpose of approving this Agreement and the transactions contemplated herein.

2.   REORGANIZATION.

     The transactions described in this section are hereinafter referred to as the "Reorganization." The Reorganization shall occur with respect each current Fund and its corresponding successor Fund and, unless the context otherwise requires, all transactions contemplated hereby are to be entered into by each current Fund with its corresponding successor Fund and no other successor Fund.

     2.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each current Fund agrees to transfer substantially all of its assets as set forth in paragraph 2.2 to its corresponding successor Fund. The Trust, on behalf of each successor Fund, agrees in exchange therefor (1) that the successor Fund shall assume all of the corresponding current Fund's liabilities, whether contingent or otherwise, existing as of the Closing Date, and further (2) that on the Closing Date the successor Fund shall deliver to the Company the number of full and fractional Trust Shares equal to the value and number of full and fractional shares of the corresponding current Fund outstanding on the Closing Date.

     2.2 The assets of the current Funds transferred to the successor Funds shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, books and records of the current Funds, all other property owned by the current Funds and all deferred or prepaid expenses shown as assets on the books of the current Funds on the Closing Date.

     2.3 Immediately upon delivery of the Trust Shares to the current Funds, the Directors are authorized, on behalf of the Company as the then initial shareholder of the Trust, (1) to elect as trustees of the Trust ("Trustees") the persons who currently serve as directors of the Company; and (2) to approve the following:

          (i) (A) the investment advisory agreement between the Trust and Forum Advisors, Inc. ("Forum Advisors"), investment adviser with respect to each Forum Fund and (B) the investment advisory agreement between the Trust and H.M. Payson & Co.("Payson"), investment adviser with respect to each Payson Fund (the "Advisory Agreements"), as such agreements have been approved by the Board of Trustees of the Trust, and

          (ii) the continuation for each sucessor Fund's current fiscal year of the engagement of the independent accountants who currently serve in that capacity for the current funds.

     2.4 On the Closing Date, each current Fund will distribute to each Fund Shareholder of record Trust Shares of the corresponding successor Fund pro rata in proportion to the Fund Shareholder's interest in the current Fund in liquidation and redemption of the Fund Shareholder's current Fund shares. The Trust will not issue certificates evidencing Trust Shares in connection with such distribution except upon written shareholder request.

     2.5  As soon as practicable after the distribution pursuant to paragraph
2.4 of Trust Shares with respect to all the Funds, the Company shall be liquidated and terminated.

     2.6. Ownership of Trust Shares by the former Fund Shareholders will be reflected on the books of the Trust's transfer agent.

     2.7 Any transfer taxes payable upon issuance of Trust Shares in a name other than the name of the registered owner of the corresponding current Fund Shares on the books of the current Fund as of the Closing Date shall be paid by the person to whom such Trust Shares are to be distributed as a condition of such transfer.

     2.8. Any reporting responsibility of a current Fund is and shall remain its responsibility up to and including the later of the Closing Date and any date on which the Company may be liquidated and terminated.

3.   CLOSING AND CLOSING DATE.

     3.1 The closing shall occur at the later of (i) the final adjournment of the Special Meeting and (ii) such later time as the parties may mutually agree (the "Closing Date"). The transfer of substantially all of the current Funds' assets in exchange for the assumption by the successor Funds of the liabilities of the current Funds and the issuance of Trust Shares, as described above, together with all related acts necessary to consummate such acts (the "Closing") shall occur on the Closing Date at the offices of Forum Financial Services, Inc., manager of the Company, at Two Portland Square, Portland, Maine or at such other place or later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of each current Fund's net asset value or at such other time and place as the parties may agree.

     3.2 In the event that on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of a current Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of a current Fund is impracticable, the closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

     3.3 The Company shall deliver at the Closing a certificate of an authorized officer of the Company stating that it has notified the custodian of the Company of the transfer of the assets of each current Fund to its corresponding successor Fund.

     3.4 The transfer agent for the current Funds shall deliver at the Closing a certificate as to the transfer on its books and records of each current Fund Shareholder's account to an account of a holder of Trust Shares of the corresponding successor Fund. The Trust shall issue and deliver a confirmation to the Company of the number of Trust Shares to be credited to the Company with respect to each successor Fund on the Closing Date or provide



                                      -A-2-
evidence satisfactory to the Company that such Trust Shares have been credited to the Company's account on the books of the Trust.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party may reasonably request.

4.   VALUATION.

     4.1 The value of each current Fund's net assets to be acquired by the Trust on behalf of each successor Fund hereunder shall be the net asset value computed as of the close of business on the last business day preceding the Closing Date, using the valuation procedures set forth in the current Fund's then current prospectus or statement of additional information (each a "Prospectus"). For purposes of this Agreement, a "business day" shall have the meaning ascribed to such term in the current Fund's Prospectus.

     4.2 The number, value and denominations of full and fractional Trust Shares to be issued in exchange for the current Funds' net assets shall be equal to the number, value and denominations of full and fractional current Fund shares outstanding as of the close of business on the last business day preceding the Closing Date.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     5.1. ORGANIZATION, EXISTENCE, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted. The Company is not, and is not required to be, qualified to do business as a foreign corporation under the laws of any jurisdiction. The Company has all necessary Federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted.

     5.2. REGISTRATION AS AN INVESTMENT COMPANY. The Company is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     5.3. CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000,000 shares of Common Stock, each having a par value of $.001 per share. No shares are held in the treasury of the Company. Because the Company is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Closing Date.

     5.4. FINANCIAL STATEMENTS. The audited financial statements of the Company for the fiscal year ended March 31, 1995 (the "Company Financial Statements") fairly present the financial position of each current Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

     5.5 CURRENT FUND SHARES. The outstanding shares of the current Funds are duly and validly issued and outstanding, fully paid and nonassessable.

     5.6. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no other corporate proceedings by the Company, other than the approval of this Agreement by the Fund Shareholders at the Annual Meeting, are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Company is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     5.7. LIABILITIES. There are no liabilities of the current Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Company Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1994, none of which has been materially


                                      -A-3-
adverse to the business, assets or results of operations of the current Funds. All liabilities of the current Funds to be assumed by the successor Funds were incurred by the current Funds in the ordinary course of business.

     5.8. LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Company, threatened which would adversely affect the current Funds' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby. Neither the Company nor any of the current funds is under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     5.9. CONTRACTS. Except for contracts and agreements described in the current prospectuses and statements of additional information of the current Funds, under which no default exists, the Company is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the current Funds.

     5.10. TAXES. The Federal income tax returns of each current Fund have been filed for all taxable years to and including the taxable year ended March 31, 1995, and all taxes payable pursuant to such returns have been paid. Each current Fund has qualified as a regulated investment company ("RIC") under Subchapter M of the Code, for each taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year.

     5.11. REGISTRATION STATEMENT. The Company will notify the Securities and Exchange Commission (the "Commission") that the Trust will adopt the Company's existing registration statement (the "Registration Statement") under the Securities Act of 1933 ("Securities Act") with respect to the shares of the current Funds. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the Rules and Regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time Registration Statement becomes effective, at the time of the Annual Meeting and at the Closing Date, the prospectuses and statements of additional information, as amended or supplemented by any amendments or supplements filed by the Company, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.12. LIQUIDATION AND TERMINATION. The Company will be liquidated and terminated as soon as practicable after completion of the Reorganization.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUST.

     The Trust represents and warrants to the Company as follows:

     6.1. ORGANIZATION, EXISTENCE, ETC. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; the Trust filed its Trust Certificate with the Secretary of State of Delaware; and each successor Fund has been duly established and designated as a fund of the Trust by resolution of the Trustees.

     6.2. REGISTRATION AS AN INVESTMENT COMPANY. On the Closing Date and upon the adoption of the Registration Statement, the Trust will be registered under the Act as an open-end management investment company.

     6.3. CAPITALIZATION. Prior to the Closing Date, there shall be no issued and outstanding Trust Shares. Trust Shares issued on the Closing Date in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Delaware law.

     6.4. AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Trustees, and no other proceedings are



                                      -A-4-
necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Trust is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     6.5. LIABILITIES. There are no liabilities of the Trust, whether or not determined or determinable, other than liabilities otherwise previously disclosed to the Company, none of which has been materially adverse to the business, assets or results of operations of the Trust.

     6.6. LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

     6.7. CONTRACTS. Except for contracts and agreements disclosed to the Company, under which no default exists, the Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     6.8. TAXES. The Trust intends that each successor Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for each of the taxable years following the Reorganization.

     6.9. REGISTRATION STATEMENT. In connection with the Reorganization, the Trust will adopt the Registration Statement. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Annual Meeting and at the Closing Date, the prospectuses and statements of additional information, as amended or supplemented by any amendments or supplements filed by the Company, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     6.10. CONTINUATION OF THE COMPANY'S BUSINESS. The Trust has no plan or intention to issue additional Trust Shares following the Reorganization except for shares issued in the ordinary course of the Trust's business as an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust Shares issued to Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. The Trust will actively continue the Company's business in the same manner that the Company conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Trust in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Trust's status as a RIC under Subchapter M of the Code

7.   CONDITIONS TO OBLIGATIONS OF THE TRUST.

     The obligations of the Trust hereunder with respect to the consummation of the Reorganization as it relates to each successor Fund are subject to the satisfaction of the following conditions:

     7.1. APPROVAL BY SHAREHOLDERS. This Agreement and the transactions contemplated hereby, including, as necessary, any temporary amendment of any investment restrictions of a current Fund that might otherwise preclude the consummation of the Reorganization, shall have been approved by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote on the matter.

     7.2. COVENANTS, WARRANTIES AND REPRESENTATIONS. The Company shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results



                                      -A-5-
of operations, business, properties or assets of the current Funds since March 31, 1995, and the Trust shall have received a certificate of the President of the Company satisfactory in form and substance to the Trust so stating.

     7.3. REGULATORY APPROVAL. Each Registration Statement under the Act and the Securities Act relating to the Trust and the current Funds shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary shall have been obtained.

     7.4. TAX OPINION. The Company and the Trust shall have received an opinion of Seward & Kissel dated on or before the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for Federal income tax purposes: (i) no gain or loss will be recognized by the current Funds or the successor Funds upon the Reorganization;
(ii) the holding period and tax basis of the Trust Shares received by each Fund Shareholder will be the same as the holding period and tax basis of the Fund Shareholder's current Fund shares held immediately prior to the exchange. For purposes of rendering their opinion, such counsel may rely exclusively, and without independent verification as to factual matters, upon the statements made in this Agreement, upon the proxy statement which will be distributed to the Fund Shareholders in connection with the Reorganization, and upon such other written representations as the Trust and the Company will have verified as of the Closing Date.

     7.5. OPINION OF COUNSEL. The Company and the Trust shall have received the opinion of Seward & Kissel dated as of the Closing Date and addressed to each of them, to the effect that: (i) the Company is a corporation duly organized and existing under the laws of the State of Maryland and the Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware; (ii) each of the Company and the Trust is an open-end management investment company registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Company and the Trust, and this Agreement has been duly executed and delivered by the Company and the Trust, and is a valid and binding obligation of the Company and the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) the Registration Statement has been declared effective under the Securities Act and to the best of counsel's knowledge after reasonable investigation no stop order has been issued or threatened suspending their effectiveness; (v) to the best of counsel's knowledge after reasonable investigation no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Company or the Trust to enter into this Agreement or to carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Company or the Trust; and (vi) the Trust Shares of the successor Fund to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8.   CONDITIONS TO OBLIGATIONS OF THE COMPANY.

     The obligations of the Company hereunder with respect to the consummation of the Reorganization as it relates to each current Fund are subject to the satisfaction of the following conditions:

     8.1. COVENANTS, WARRANTIES AND REPRESENTATIONS. The Trust shall have complied with each of its covenants contained herein, and each of the representations and warranties contained herein shall be true in all material respects as of the Closing Date.

     8.2. REGULATORY APPROVAL. All necessary orders of exemption under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary shall have been obtained.

     8.3. TAX OPINION. The Company and the Trust shall have received the opinion referred to in Section 7.4 of this Agreement.



                                      -A-6-

     8.4. OPINION OF COUNSEL. The Company and the Trust shall have received the opinion referred to in Section 7.5 of this Agreement.

9. AMENDMENTS; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     9.1. WAIVERS. At any time prior to the Closing Date either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.

     9.2. TERMINATION BY EITHER PARTY. This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or shareholders by any party on notice to the other party.

     9.3. SURVIVAL. No representations, warranties or covenants made in or pursuant to this Agreement (including certifications of officers) shall survive the Reorganization.

10.  EXPENSES AND LIABILITIES.

     The current Funds and the successor Funds shall be responsible for all of their expenses in connection with the Reorganization.

11.  GENERAL.

     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust and the Company and delivered to each of the parties hereto. The heading contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreements.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                      -A-7-

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


Attest:                              FORUM FUNDS, INC., a
                                     Maryland corporation



By                                   By
   --------------------------           ----------------------------
     Secretary                                 President


Attest:                              FORUM FUNDS, a
                                     Delaware business trust



By                                   By
   --------------------------           ----------------------------
     Secretary                                 President


COPIES OF THE TRUST'S CERTIFICATE OF TRUST AND TRUST INSTRUMENT ARE ON FILE WITH THE SECRETARY OF THE TRUST, AND NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT AND PLAN OF REORGANIZATION IS EXECUTED ON BEHALF OF THE TRUST BY OFFICERS OF THE TRUST AS OFFICERS AND NOT INDIVIDUALLY AND THAT THE TRUST'S OBLIGATIONS OF OR ARISING OUT OF THIS AGREEMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS OF THE TRUST INDIVIDUALLY BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE TRUST.



                                      -A-8-

                                FORUM FUNDS, INC.

                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND
                            MAINE MUNICIPAL BOND FUND
                             NEW HAMPSHIRE BOND FUND
                              PAYSON BALANCED FUND
                                PAYSON VALUE FUND
                           DAILY ASSETS TREASURY FUND

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints David I. Goldstein and Dana A. Lukens (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Daily Assets Treasury Fund, Payson Balanced Fund and Payson Value Fund (each a "Fund" and, collectively, the "Funds"), each a series of Forum Funds, Inc., registered in the name of the undersigned at the Special Meeting of Shareholders of the Funds to be held at the offices of the Funds' administrator, Forum Financial Services, Inc., Two Portland Square, Portland, Maine on December 6, 1995 at 9:00 a.m. Eastern Time, and at any adjournment or adjournments thereof.

     PROPOSAL 1:
     (NOTE:  SHAREHOLDERS OF ALL FUNDS VOTE ON PROPOSAL 1)

     To reorganize the Company from a Maryland corporation to a Delaware business trust under the name Forum Funds and thereafter to dissolve the Company.

          For ______                 Against _____               Abstain _____

     PROPOSAL 2:
     (NOTE: SHAREHOLDERS OF ALL FUNDS, EXCEPT DAILY ASSETS TREASURY FUND, VOTE ON PROPOSAL 2)

     To approve a fundamental investment limitation for each Fund, excluding Daily Assets Treasury Fund, that would permit the Fund to invest all or a part of its investment assets in an investment company having substantially the same investment objective and policies as the Fund.

          For ______                 Against _____               Abstain _____

     PROPOSAL 3:
     (NOTE: ONLY SHAREHOLDERS OF DAILY ASSETS TREASURY FUND, VOTE ON PROPOSAL 3)

     To approve a fundamental investment limitation for Daily Assets Treasury Fund that authorizes Daily Assets Treasury Fund to invest all or a part of its investment assets in a portfolio of Core Trust (Delaware), a registered, open-end investment company, which portfolio would have substantially the same investment objective and policies as the Fund


          For ______                 Against _____               Abstain _____

     PROPOSAL 4
     (NOTE:  ONLY SHAREHOLDERS OF DAILY ASSETS TREASURY FUND, VOTE ON PROPOSAL
     4)

     To approve an Investment Advisory Agreement among Linden Asset Management, Inc., Forum Advisers, Inc. and Core Trust (Delaware) with respect to the portfolio of Core Trust (Delaware) into which the assets of Daily Assets Treasury Fund would be invested if Proposal 3 is approved.

          For ______                 Against _____               Abstain _____



Receipt is acknowledged of the Proxy Statement for the Special Meeting of Shareholders to be held on December 6, 1995 (NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)


     ________________________________________          ___________________
     Authorized Signature                                   Date

     ________________________________________
     Printed Name (and Title of Applicable)


     ________________________________________          ___________________
     Authorized Signature (Joint Investor)                  Date

     ________________________________________
     Printed Name (and Title of Applicable)



     PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE